                                  EXHIBIT 10.24

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                                 eMACHINES, INC.

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

No. ______

     THIS CERTIFIES THAT, for value received, [HOLDER] and its assignees are entitled to subscribe for and purchase [number] shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of eMACHINES, INC., a Delaware corporation (the "Company"), at the price of $____ [$2.4 billion divided by number of eMachines shares outstanding immediately after the Effective Time on an as-converted basis assuming the exercise or conversion of all outstanding options, warrants, rights or convertible securities] per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Date of Grant" shall mean [Closing Date]_________, 1999 and (b) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with that certain Agreement and Plan of Reorganization dated as of November 24, 1999 by and among the Company, eMachines Acquisition Corp. and FreePC, Inc. (the "Agreement and Plan of Reorganization"), and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

     1. Term. The purchase right represented by this Warrant is exercisable, in
        ----
whole at any time or in part, at any time and from time to time from the Date of Grant on or before 5:00 P.M., Pacific Time on the date (the "Expiration Date") that is the earlier of (i) ___________, 2001 [two years after Closing Date] or
(ii) one (1) year after the closing of the Company's initial public offering of its Common Stock (the "IPO") effected pursuant to a Registration Statement on form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act"); provided that, notwithstanding the foregoing, (x) the purchase
             -------- ----
right represented by this Warrant shall not be exercisable during the 120 day period following the closing of the Company's IPO, (y) the purchase right represented by this Warrant shall not be exercisable until the expiration or early termination of any applicable waiting periods imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and (z) if on or before the Expiration Date, the holder of this

Warrant has sent a notice of exercise to Company and holder has not been able to complete the exercise of the purchase right represented by this Warrant prior to the Expiration Date because of restrictions under the HSR Act or because the Expiration Date is within the 120 day period following closing of the Company's IPO, the holder shall be entitled to complete the process of exercising this Warrant, for a period of ten (10) business days following termination of such HSR Act restrictions and/or the 120 day period following the closing of the Company's IPO, in accordance with the procedures contained herein, notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

     2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section
        ----------------------------------------------------
1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased (the "Exercise Amount"); (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the Exercise Amount; (c) exercise of the "net issuance" right provided for in Section 10.2 hereof; or (d) by means of any "easy sale" exercise pursuant to Section 10.3 hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible.

     3. Stock Fully Paid; Reservation of Shares. The Company hereby covenants
        ---------------------------------------
that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising (i) under federal or state securities laws or (ii) pursuant to the Rights and Restrictions Agreement (as such term is defined in the Agreement and Plan of Reorganization), if applicable.

     4. Adjustment of Warrant Price and Number of Shares. The number and kind of
        ------------------------------------------------
securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     (a) Reclassification or Merger. In case of any reclassification, conversion
         --------------------------
or other change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, conversion, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale of all or substantially all of the assets of the Company in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the value of the Common Stock at the time of the transaction. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, conversions, changes, mergers and transfers.

     (b) Adjustment for Stock Splits, Stock Subdivisions or Combinations of
         ------------------------------------------------------------------
Shares. The Warrant Price shall be proportionally decreased and the number of
------
shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Warrant Price shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

     (c) Stock Dividends and Other Distributions. If the Company at any time
         ---------------------------------------
while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(B) the
denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Common Stock as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

     (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant
         ------------------------------
Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5. Notice of Adjustments. Whenever the Warrant Price or the number of
        ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall give notice of the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such notice to be mailed, by first class mail, postage prepaid (notwithstanding Section 13 hereof) to the holder of this Warrant at such holder's last known address.

     6. Fractional Shares. No fractional shares of Common Stock will be issued
        -----------------
in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined in accordance with
Section 10.2(c)(ii) or 10.2(c)(iii), as applicable.

     7. Compliance with Act; Disposition of Warrant or Shares of Common Stock.
        ---------------------------------------------------------------------

     (a) Compliance with Act. The holder of this Warrant, by acceptance hereof,
         -------------------
agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE,

     REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

     (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

     (2) The holder understands that this Warrant has not been registered under the Act or registered or qualified under any applicable state securities laws, in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

     (3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

     (b) Disposition of Warrant or Shares. With respect to any offer, sale or
         --------------------------------
other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and opinion or other reasonably satisfactory evidence, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If the holder has not delivered an opinion of counsel to such effect and a determination has been made pursuant to this Section 7(b) that such other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A (or any successor exemptions) under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A (or any such successor exemption) have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A (or any such successor exemption)) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     (c) Applicability of Restrictions. Neither any restrictions of any legend
         -----------------------------
described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on
--------  -------
the Company's request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

     8. Rights as Shareholders. No holder of this Warrant, as such, shall be
        ----------------------
entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or (subject to (S) 10.1 below) to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9. Rights and Restrictions Agreement. In the case of holders who are
        ---------------------------------
Warrant Holders (as such term is defined in the Rights and Restrictions Agreement), the Shares issuable upon the exercise of this Warrant are subject to certain registration rights and restrictions as set forth in the Rights and Restrictions Agreement.

     10. Additional Rights.
         ------------------

          10.1  Notices of Record Date.  In case:
                ----------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

          (b) of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

          (c) of any voluntary dissolution, liquidation or winding-up of the Company; or

          (d) of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

     10.2  Right to Convert Warrant into Stock:  Net Issuance.
           --------------------------------------------------

     (a) Right to Convert. In addition to and without limiting the rights of the
         ----------------
holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 10.2 at any time or from time to time during the term of this Warrant other than the 120 day period following the closing of the Company's IPO. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

                    X =   B - A
                        ---------
                            Y

     Where:     X  =  the number of shares of Common Stock that shall be issued to the holder

                Y  =  the fair market value of one share of  Common Stock

                A = the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

                B = the aggregate fair market value of the specified number of Converted Warrant Shares (i.e. the number of Converted Warrant Shares multiplied by the fair market value of one Converted Warrant Share)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.


     (b) Method of Exercise. The Conversion Right may be exercised by the holder
         ------------------
by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder promptly following the Conversion Date.

     (c) Determination of Fair Market Value. For purposes of this Section 10.2, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

          (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

               (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date;

               (B) If traded on the NASDAQ Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date; and

               (C) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company provided, however, that if the Company and the
                             --------  -------
     Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

          10.3.  "Easy Sale" Exercise.  In lieu of the payment methods set forth
                 --------------------
in Section 10.2 above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the holder hereof may pay the Exercise Amount through a "same day sale" commitment from such holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the holder irrevocably elects to exercise this Warrant and to sell at least that number of shares so purchased to pay the Exercise Amount (and up to all of the shares so purchased) and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the Exercise Amount directly to the Company, with any sale proceeds in excess of the Exercise Amount being for the benefit of the holder hereof.

     11. Modification and Waiver. This Warrant and any provision hereof may be
         -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by either (i) the Company and the holders of warrants representing at least fifty percent (50%) of the Common Stock issuable upon the exercise of all Other Warrants, or (ii) the party against which enforcement of the same is sought.

     12. Notices. Any notice, request, communication or other document required
         -------
or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder (or its successors or assigns) at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     13. Binding Effect on Successors. This Warrant shall be binding upon any
         ----------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

     14. Lost Warrants or Stock Certificates. The Company covenants to the
         -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     15. "Market Stand-Off" Agreement. By acceptance of this Warrant, the holder
         ----------------------------
hereof agrees that upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company acquired upon exercise of this Warrant held by the holder (other than those included in the registration) during the 120 day period following the effective date of a registration statement of the Company filed under the Act. Notwithstanding the foregoing, to the extent the holder hereof is subject to the market standoff agreement set forth in Section 12 of the

Rights and Restrictions Agreement, as amended from time to time, the holder shall have no obligation under this Section 15.

     16. Descriptive Headings. The descriptive headings of the several
         --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     17. Governing Law. This Warrant shall be construed and enforced in
         -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     18. Survival of Representations, Warranties and Agreements. All
         ------------------------------------------------------
representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     19. Remedies. In case any one or more of the covenants and agreements
         --------
contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     20. No Impairment of Rights. The Company will not, by amendment of its
         -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     21. Severability. The invalidity or unenforceability of any provision of
         ------------
this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

     22. Recovery of Litigation Costs. If any legal action or other proceeding
         ----------------------------
is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     23. Entire Agreement; Modification. This Warrant constitutes the entire
         ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter. This Warrant and any provision hereof may only be amended, waived, discharged or terminated by an agreement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

     24. No Conflicting Agreements. The Company will not on or after the date of
         -------------------------
this Warrant enter into any agreement with respect to its securities which conflicts with the rights granted to the holders hereof or otherwise conflicts with the provisions hereof. The rights granted to the holder hereunder do not in any way conflict with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived. Notwithstanding the foregoing, the holders acknowledge that the Company may, from time to time, issue warrants and other rights to purchase shares of stock of the Company, including Common Stock

           [The remainder of this page is intentionally left blank.]

     The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

                                    EMACHINES, INC.


                                    By:
                                       ----------------------------------
                                       STEPHEN DUKKER

                                       CHIEF EXECUTIVE OFFICER

                                    Address: 14350 Myford Road, Suite 100
                                             Irvine, California 92606

                                  EXHIBIT A-1

                               NOTICE OF EXERCISE

     To: eMACHINES, INC. (the "Company")

     1.   The undersigned hereby:

     ___ elects to purchase_______ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

     ___ elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to____ shares of Common Stock.

     2. Please issue a certificate or certificates representing ____ shares in the name of the undersigned or in such other name or names as are specified below:


                                                                       (Name)
-----------------------------------------------------------------------


-----------------------------------------------------------------------
                                                                       (Address)
-----------------------------------------------------------------------

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

                                                            (Signature)
                                    ------------------------
     Date:
          ---------------------

                                  EXHIBIT A-2

                               NOTICE OF EXERCISE

     To:  eMACHINES, INC. (the "Company")

     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S, filed, 19, the undersigned hereby:

     ___ elects to purchase ____ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

     ___ elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to____ Shares of Common Stock.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _____________ shares.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $_________________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

                                                            (Signature)
                                 ---------------------------

     Date:
          ------------------

                                    EXHIBIT B

                                     CHARTER

                                      -15-